FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Financial income:
Interest income	$ 1,754	$ 2,551	$ 2,696
Exchange rate differences and other	231		305
Financial expenses:
Exchange rate differences and other		334
Amortization/accretion of premium/discount on marketable securities, net	128	257	793
Financial and other expenses, total	$ 1,857	$ 1,960	$ 2,208